                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints SEAN T. LEONARD and RICHARD T. PISANO, or each of them, as his true and lawful attorneys-in fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments to the Registration Statements listed below, for which AMERICAN GENERAL LIFE ASSURANCE COMPANY serves as Depositor and AMERICAN HOME ASSURANCE COMPANY serves as Guarantor, and to file the same, with all exhibits thereto, and other documents in connection therewith, as fully to all intents as he might or could do in person, including specifically, but without limiting the generality of the foregoing, to (i) take any action to comply with any rules, regulations or requirements of the Securities and Exchange Commission under the federal securities laws; (ii) make application for and secure any exemptions from the federal securities laws; (iii) register additional annuity contracts under the federal securities laws, if registration is deemed necessary. The undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents or any of them, or their substitutes, shall do or cause to be done by virtue thereof.

REGISTRATION STATEMENTS:

-------------------------------------------------------------------------------------
  REGISTRANT NAME                  FILE NOS.
-------------------------------------------------------------------------------------
 VARIABLE SEPARATE ACCOUNT         American Pathway II
 811-03859                         Polaris
                                   Polaris II
                                   PolarisAmerica
                                   Polaris Platinum II / Polaris II Platinum Series
                                   Polaris Choice II / Polaris Choice III
                                   WM Diversified Strategies
                                   WM Diversified Strategies III
                                   Polaris Advisor
                                   Polaris Protector
                                   Polaris Preferred Solution
-------------------------------------------------------------------------------------
 VARIABLE ANNUITY ACCOUNT ONE      ICAP II
 811-04296
-------------------------------------------------------------------------------------
 VARIABLE ANNUITY ACCOUNT TWO      Vista Capital Advantage
 811-08626
-------------------------------------------------------------------------------------
 VARIABLE ANNUITY ACCOUNT FOUR     Anchor Advisor
 811-08874
-------------------------------------------------------------------------------------
 VARIABLE ANNUITY ACCOUNT FIVE     Seasons / Seasons Select II
 811-07727                         Seasons Select
                                   Seasons Triple Elite / Seasons Elite
                                   Seasons Advisor
                                   Seasons Advisor II
                                   Seasons Preferred Solution
-------------------------------------------------------------------------------------
 VARIABLE ANNUITY ACCOUNT SEVEN    Polaris Plus
 811-09003                         Polaris II A-Class / Polaris II Asset Manager /
                                   Polaris II A-Class Platinum Series
-------------------------------------------------------------------------------------
 VARIABLE ANNUITY ACCOUNT NINE     Ovation
 811-21096                         Ovation Plus
                                   Ovation Advantage
                                   Ovation Advisor
-------------------------------------------------------------------------------------



           SIGNATURE                             TITLE                           DATE
           ---------                             -----                           ----
/s/ PETER D. HANCOCK                     Chairman and Director             December 28, 2012
------------------------------
PETER D. HANCOCK

/s/ PETER J. EASTWOOD                   Director, President and            December 28, 2012
------------------------------          Chief Executive Officer
PETER J. EASTWOOD

/s/ SEAN T. LEONARD               Director, Senior Vice President and      December 28, 2012
------------------------------          Chief Financial Officer
SEAN T. LEONARD

/s/ ALEXANDER R. BAUGH                          Director                   December 28, 2012
------------------------------
ALEXANDER R. BAUGH

/s/ JAMES BRACKEN                               Director                   December 28, 2012
------------------------------
JAMES BRACKEN

/s/ JOHN Q. DOYLE                               Director                   December 28, 2012
------------------------------
JOHN Q. DOYLE

/s/ DAVID NEIL FIELDS                           Director                   December 28, 2012
------------------------------
DAVID NEIL FIELDS

/s/ DAVID L. HERZOG                             Director                   December 28, 2012
------------------------------
DAVID L. HERZOG

                                                Director
------------------------------
MONIKA MARIA MACHON

/s/ RALPH W. MUCERINO                           Director                   December 28, 2012
------------------------------
RALPH W. MUCERINO

                                                Director
------------------------------
SIDDHARTHA SANKARAN

/s/ CHRISTOPHER L. SPARRO                       Director                   December 28, 2012
------------------------------
CHRISTOPHER L. SPARRO

                                                Director
------------------------------
MARK TIMOTHY WILLIS